UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2006

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01            Changes in Registrant’s Certifying Accountant.

KPMG LLP (“KPMG”) was engaged on June 26, 2006 as the new principal accountant to audit CRA’s financial statements. During CRA’s two most recent fiscal years and during the subsequent interim period through June 26, 2006, neither CRA nor anyone on CRA’s behalf consulted KPMG regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K. The decision to change principal accountants was approved by the Audit Committee of CRA’s Board of Directors.

CRA and Ernst & Young LLP (“Ernst & Young”) mutually agreed that Ernst & Young would not continue as CRA’s principal accountant. Accordingly, on June 26, 2006, CRA dismissed Ernst & Young. CRA provides professional services to Ernst & Young that, in the view of CRA’s Audit Committee and Ernst & Young, have been and are consistent with Ernst & Young’s independence under applicable SEC rules. The change in CRA’s principal accountant is designed to ensure that CRA can continue to provide these and related services to Ernst & Young in the future and continue to avoid any possibility of a relationship with CRA’s principal accountant that, in the future, might be seen to bear on the accountant’s independence.

Ernst & Young’s report on CRA’s financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During CRA’s two most recent fiscal years and any subsequent interim period preceding the termination of the engagement of Ernst & Young as CRA’s principal accountant, there were no disagreements between CRA and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

CRA has given Ernst & Young an opportunity to review the foregoing disclosures, and Ernst & Young has furnished CRA a letter addressed to the Securities and Exchange Commission indicating that it agrees with the foregoing disclosures. A copy of this letter is attached to this Report as Exhibit 16.1.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits

Number	Title
16.1	Letter dated June 26, 2006 from Ernst & Young LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: June 26, 2006	By:	/s/ Wayne D. Mackie
Wayne D. Mackie
Vice President, Treasurer, and
Chief Financial Officer

Exhibit Index

Number	Title

16.1	Letter dated June 26, 2006 from Ernst & Young LLP to the Securities and Exchange Commission regarding change in certifying accountant.